Exhibit 99.1

OUTFRONT MEDIA ANNOUNCES PRICING OF SENIOR NOTES OFFERING

New York, March 25, 2015 — OUTFRONT Media Inc. (NYSE: OUT) today announced that two of its wholly owned subsidiaries priced a private offering of an additional $100 million in aggregate principal amount of their existing 5.625% Senior Notes due 2024 (the “notes”). The notes are to be sold at an issue price of 103.750% of the principal amount, plus accrued interest from November 15, 2014. The offering is expected to close on March 30, 2015, subject to customary closing conditions.

OUTFRONT Media intends to use a portion of the net proceeds from the notes offering to repay $50.0 million of borrowings under its revolving credit facility (plus accrued and unpaid interest) and intends to use the remaining net proceeds for general corporate purposes.

The notes will be guaranteed on an unsecured senior basis by OUTFRONT Media and each of its direct and indirect subsidiaries that guarantees its senior credit facilities.

The notes were offered and will be sold in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes, nor shall there be any sale of the notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Concerning Forward-Looking Statements

We have made statements in this press release that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “would,” “may,” “might,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “projects,” “predicts,” “estimates,” “forecast” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the notes offering, our real estate investment trust (“REIT”) status and our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the notes offering on favorable terms, or at all; the use of the net proceeds from the notes offering; declines in advertising and general economic conditions; competition; government regulation; our inability to increase the number of digital advertising displays in our portfolio; taxes, fees and registration requirements; our ability to obtain and renew key municipal concessions on favorable terms; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; environmental, health and safety laws and regulations; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; time and resources to comply with rules and regulations as a stand-alone public company; incremental costs incurred as a stand-alone public company; dependence on our management team and advertising executives; the ability of our board of directors to cause us to issue additional shares of stock without stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of us; our rights and the rights of our stockholders to take action against our directors and officers are limited; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; hedging transactions; establishing an operating partnership; asset impairment charges for goodwill; diverse risks in our international business; a breach of our security measures; failure to comply with regulations regarding privacy and data protection; failing to establish in a timely manner “OUTFRONT” as an independently recognized brand name with a strong reputation; the financial information included in our filings with the Securities and Exchange Commission (the “SEC”) may not be a reliable indicator of our future results; cash available for distributions; legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service (the “IRS”); our failure to remain qualified to be taxed as a REIT; REIT ownership limits; REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; our ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; even if we remain qualified to be taxed as a REIT, and we sell assets, we could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; our lack of an operating history as a REIT; we may not be able to engage in desirable strategic or capital-raising transactions as a result of our separation from CBS Corporation, and we could be liable for adverse tax consequences resulting from engaging in significant strategic or capital-raising transactions; and other factors described in our filings with the SEC, including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014. All forward-looking statements in this press release apply as of the date of this press release or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

About OUTFRONT Media Inc.

OUTFRONT Media (NYSE: OUT), formerly CBS Outdoor, is one of the largest out-of-home media companies in the Americas and has a major presence in top markets throughout the United States, Canada, Mexico and South America. With billboard and transit properties, a prime asset focus, and a growing network of digital displays, OUTFRONT Media gives advertisers both breadth and depth of audience across key geographies, as well as engaging ways to connect with increasingly mobile consumers.

Contacts:

Investors:	Media:

Gregory Lundberg	Carly Zipp
(212) 297-6441	(212) 297-6479
greg.lundberg@OUTFRONTmedia.com	carly.zipp@OUTFRONTmedia.com